Material accounting estimates and judgments	12 Months Ended
Dec. 31, 2024
Disclosure of changes in accounting estimates [abstract]
Material accounting estimates and judgments	Material accounting estimates and judgments

Critical accounting policies are those that are most important to the portrayal of the Group’s financial condition, results of operations and cash flows, and require management to make difficult, subjective or complex judgments and estimates about matters that are inherently uncertain. Management bases its estimates on historical experience and other assumptions that it believes are reasonable. The Group’s critical accounting policies are discussed below.

Actual results could differ from estimates used in employing the critical accounting policies and these could have a material impact on the Group’s results of operations. The Group also has other policies that are considered key accounting policies, such as the policy for revenue recognition. However, these other policies, which are discussed in the notes to the Group’s financial statements, do not meet the definition of critical accounting estimates, because they do not generally require estimates to be made or judgments that are difficult or subjective.

(a) Impairment of non-financial assets

At the date of each statement of financial position, the Group reviews the carrying amounts of its property, plant and equipment and finite lived intangible assets to determine whether there is any indication that those assets could have suffered an impairment loss. If any such indication exists, the recoverable amount of the asset is estimated in order to determine the extent, if any, of the impairment loss. Where the asset does not generate cash flows that are independently from other assets, the Group estimates the recoverable amount of the cash-generating unit to which the asset belongs. The Group’s property, plant and equipment items generally do not generate independent cash flows.

Net assets

The carrying amount of the net assets of the Company as of December 31, 2024 was USD 1.4 billions, which exceeds the Market Capitalization as of that date. This situation could mean that there is an impairment indicator as referred in IAS 36. The Company also considered the offer made by Tether described in Note 34. A calculation of the value in use of net assets of the Company was made, through a discounted cash flow projections of the two major lines of business, Farming and Sugar, Ethanol and Energy, based on financial forecast approved by the management covering a five-year period. The Company reached to the conclusion that no impairment should be recognized given the value in use of the Company determined is higher that its net assets book value. as of December 31, 2024.

The key assumptions used by management in the value-in-use calculations which are considered to be most sensitive to the calculation are the followings.

Key Assumptions	December 31, 2024
Perpetuity growth rate	2%
Discount rate	10%
Projected operating income	Business/segment key assumption

Crops		Dairy
Main assumptions	2025	Main assumptions	2025

Area ('000 Has.) (1)	224	Milking cows ('000 Heads)	14,484
Soy yield (tons/hect) (2)	2.5	Cow productivity (lt/head/day)	37.8
Corn yield (tons/hect)	6.4	Processed milk ('000 lt/day)	1,159
Peanut yield (tons/hect)	3.4	International milk powder price ($/ton)	3,803
Soy FAS average price ($/ton)	300
Wheat price ($/ton)	215
Peanut planted Area (000 Has)	25.4

Rice		Sugar, Ethanol & Energy
Main assumptions	2025	Main assumptions	2025
Area ('000 Has.)	62.8	Milling (MM Tons)	13.1
Rice yield (tons/hect)	6.7	TRS (Kg/Ton)	130.2
Domestic white rice price ($/ton)	777	Sugar #11 price (cents/lb)	18.7
Production cost (usd/ha)	1,583	Energy efficiency (KWH/ton)	60
Rough rice production ('000)	418	Ethanol mix (%)	47%
Rice export price ($/ton - FOB)	636	Yield. Ton/ha	78.5

(1) Planted area expressed as calendar year. Includes summer crops from the 2024/25 harvest season and winter crops from the upcoming 2025/26 campaign.
(2) Includes soybean 1st crop and 2nd crop.
(3) Expected yield for wheat for the 2025/26 campaign.
(4) Physical yield

As of December 31, 2024, the impact of a reasonable 10% decrease in the growth rate, or a 10% decrease in sugar price, or a 10% increase in the cost of capital with all other variables held constant, would result that the value in use would reduce in 3%; 12% and 11%, respectively, which in all cases is still above the net assets book value.

We believe we have made reasonable estimates and utilized appropriate assumptions in the performance of our value in use calculation. If future results are not consistent with our assumptions and estimates, including future events such as significant increases in discount rates, significant reduction of yields due to climate or crops diseases, or a significant increase in costs, we could be exposed to impairment charges in the future. Any resulting impairment loss could have a material adverse impact on our consolidated statements of financial position, consolidated statements of income and consolidated statements of cash flows.
Goodwill

In the case of goodwill, any goodwill acquired is allocated to the cash-generating unit (‘CGU’) expected to benefit from the business combination. CGU to which goodwill is allocated is tested for impairment annually (every September), or more frequently if events or changes in circumstances indicate that the carrying amount of the CGU may be impaired. The carrying amount of the CGU is compared to its recoverable amount, which is the higher of fair value less costs to sell and the value in use. An impairment loss is recognized for the amount by which the carrying amount exceeds its recoverable amount. The impairment review requires management to undertake certain significant judgments, including estimating the recoverable value of the CGU to which goodwill is allocated, based on either fair value less costs-to-sell or the value-in-use, as appropriate, in order to reach a conclusion on whether it deems the goodwill is impaired or not.

For purposes of the impairment testing, each CGU represents the smallest identifiable group of assets that generate cash inflows that are largely independent of the cash inflows from other assets or group of assets.

Each farmland in Argentina and Uruguay represents one CGU. For its properties in Brazil, management identified a farmland together with its related mill as separate CGUs. Most of the farmlands in Argentina and Uruguay are treated as single CGUs.

    Based on these criteria, management identified a total amount of 29 CGUs as of September 30, 2024 and 30 CGUs as of September 30, 2023.

As of September 30, 2024 and 2023, due to the fact that there were no impairment indicators, the Group only tested those CGUs with allocated goodwill in Argentina and Brazil.

    CGUs tested based on a fair-value-less-costs-to-sell model at September 30, 2024 and 2023:

    As of September 30, 2024, the Group identified 6 CGUs in Argentina (2023: 6 CGUs) to be tested based on this model (all CGUs with allocated goodwill). Estimating the fair value less costs-to-sell is based on the best information available, and refers to the amount at which the CGU could be bought or sold in a current transaction between willing parties. Management may be assisted by the work of external advisors. When using this model, the Group applies the “sales comparison approach” as its method of valuing most properties, which relies on results of sales of similar agricultural properties to estimate the value of the CGU. This approach is based on the theory that the fair value of a property is directly related to the selling prices of similar properties.

Fair values are determined by extensive analysis which includes current and potential soil productivity of the land (the ability to produce crops and maintain livestock) projected margins derived from soil use, rental value obtained for soil use, if applicable, and other factors such as climate and location. Farmland ratings are established by considering such factors as soil texture and quality, yields, topography, drainage and rain levels. Farmland may contain farm outbuildings. A farm outbuilding is any improvement or structure that is used for farming operations. Outbuildings are valued based on their size, age and design.

Based on the factors described above, each farm property is assigned different soil classifications for the purposes of establishing a value, Soil classifications quantify the factors that contribute to the agricultural capability of the soil. Soil classifications range from the most productive to the least productive.

The first step to establishing an assessment for a farm property is a sales investigation that identifies the valid farm sales in the area where the farm is located. A price per hectare is assigned for each soil class within each farm property. This price per hectare is determined based on the quantitative and qualitative analysis mainly described above.

The results are then tested against actual sales, if any, and current market conditions to ensure the values produced are accurate, consistent and fair.

    The following table shows only the 6 CGUs (2023: 6 CGUs) where goodwill was allocated at each period end and the corresponding amount of goodwill allocated to each one:

CGU / Operating segment / Country	September 30, 2024	September 30, 2023
La Carolina / Crops / Argentina	314	281
El Orden / Crops / Argentina	301	271
La Guarida / Crops / Argentina	2,923	2,623
Los Guayacanes / Crops / Argentina	3,573	3,206
Doña Marina / Rice / Argentina	6,220	5,582
El Colorado / Crops / Argentina	3,124	2,804
Closing net book value of goodwill allocated to CGUs tested (Note 15)	16,455	14,767
Closing net book value of PPE items and other assets allocated to CGUs tested	143,202	143,976
Total assets allocated to CGUs tested	159,657	158,743

Based on the testing above, the Group determined that none of the CGUs, with allocated goodwill, were impaired at September 30, 2024 and 2023.

    CGUs tested based on a value-in-use model at September 30, 2024 and 2023:

As of September 30, 2024, the Group identified 2 CGUs (2022: 2 CGUs) in Brazil to be tested based on this model (all CGUs with allocated goodwill). The determination of the value-in-use calculation required the use of significant estimates and assumptions related to management’s cash flow projections In performing the value-in-use calculation, the Group applied pre-tax rates to discount the future pre-tax cash flows. In each case, these key assumptions have been made by management reflecting past experience and are consistent with relevant external sources of information, such as appropriate market data. In calculating value-in-use, management may be assisted by the work of external advisors.

The key assumptions used by management in the value-in-use calculations which are considered to be most sensitive to the calculation are

Key Assumptions	September 30, 2024	September 30, 2023
Financial projections	Covers 5 years for UMA (*)	Covers 5 years for UMA (*)
	Covers 5 years for AVI (**)	Covers 5 years for AVI (**)
Yield average growth rates	0-2%	0-2%
Future pricing increases	0.46% per annum	0.46% per annum
Future cost decrease	0.96% per annum	0.96% per annum
Discount rates	5.0%	5.2%
Perpetuity growth rate	1%	1%

(*) UMA stands for Usina Monte Alegre LTDA.
    (**) AVI stands for Adecoagro Vale Do Ivinhema S.A.

    Discount rates are based on the risk-free rate for U. S. government bonds, adjusted for a risk premium to reflect the increased risk of investing in South America and Brazil in particular. The risk premium adjustment is assessed for factors specific to the respective CGUs and reflects the countries that the CGUs operate in.

The following table shows only the 2 CGUs where goodwill was allocated at each period end and the corresponding amount of goodwill allocated to each one:

CGU/ Operating segment	September 30, 2024	September 30, 2023
AVI / Sugar, Ethanol and Energy	2,915	2,937
UMA / Sugar, Ethanol and Energy	1,093	1,102
Closing net book value of goodwill allocated to CGUs tested (Note 15)	4,008	4,039
Closing net book value of PPE items allocated to CGUs tested	599,509	600,764
Total assets allocated to 2 CGUs tested	603,517	604,803

Based on the testing above, the Group determined that none of the CGUs, with allocated goodwill, were impaired at September 30, 2024 and 2023.

Management views these assumptions are conservative and does not believe that any reasonable change in the assumptions would cause the carrying value of these CGU’s to exceed the recoverable amount.

The Group’s goodwill and property, plant and equipment balances allocated to the cash generating units with allocated goodwill in Argentina were US$ 16.7 million and US$ 143.2 million, respectively, and goodwill and property, plant and equipment allocated to the cash generating units with allocated goodwill in Brazil were US$ 3.5 million and U$S 542.3 million, respectively as of December 31, 2024.

 (b) Biological assets

The nature of the Group’s biological assets and the basis of determination of their fair value are explained under Note 33.11. The discounted cash flow model requires the input of highly subjective assumptions including observable and unobservable data. Generally the estimation of the fair value of biological assets is based on models or inputs that are not observable in the market and the use of such unobservable inputs is significant to the overall valuation of the assets. These inputs are determined based on the best information available, for example by reference to historical information of past practices and results, statistical and agronomic information, and other analytical techniques. The discounted cash flow model includes significant assumptions relating to the cash flow projections including future market prices, estimated yields at the point of harvest, estimated production cycle, future costs of harvesting and other costs, and estimated discount rate.

Market prices are generally determined by reference to observable data in the principal market for the agricultural produce. Harvesting costs and other costs are estimated based on historical and statistical data. Yields are estimated based on several factors including the location of the farmland and soil type, environmental conditions, infrastructure and other restrictions and growth at the time of measurement. Yields are subject to a high degree of uncertainty and may be affected by several factors out of the Group’s control including but not limited to extreme or unusual weather conditions, plagues and other crop diseases, among other factors.

The significant assumptions discussed above are highly sensitive. Reasonable shifts in assumptions including but not limited to increases or decreases in prices, costs and discount factors used would result in a significant increase or decrease to the fair value of biological assets. In addition, cash flows are projected over a number of years and based on estimated production. Estimates of production in themselves are dependent on various assumptions, in addition to those described above, including but not limited to several factors such as location, environmental conditions and other restrictions. Changes in these estimates could materially impact on estimated production, and could therefore affect estimates of future cash flows used in the assessment of fair value (see Note 16).

(c) Income taxes

The Group is subject to income taxes in numerous jurisdictions. Significant judgment is required in determining the worldwide provision for income taxes. There are many transactions and calculations for which the ultimate tax determination is uncertain. The Group recognizes liabilities for anticipated tax audit issues based on estimates of whether additional taxes will be due. Where the final tax outcome of these matters is different from the amounts that were initially recorded, such differences will impact the current and deferred income tax assets and liabilities in the period in which such determination is made.

Deferred tax assets are reviewed each reporting date and reduced to the extent that it is no longer probable that sufficient taxable income will be available to allow all or part of the asset to be settled. Deferred tax assets and liabilities are not discounted. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making this assessment (see Note 10).

(d) Fair value for farmlands and investment property

Property, plant and equipment
Farmlands are recognized at fair value based on periodic, but at least annual, valuations prepared by an external independent expert. A revaluation reserve is credited in shareholders’ equity. The valuation is determined using sales comparison approach. Sale prices of comparable properties are adjusted considering the specific aspects of each property, the most relevant premise being the price per hectare (Level 3) (see Note 12).

Investment property
Investment property consists of farmland for rental or for capital appreciation and not used in production or for sale in the ordinary course of business, and it is measured at fair value. The changes in the fair value, which is based on an independent external expert, impacts the profit and loss of the period, in the line item Other operating income, net (see Note 14).

(e) Purchase price allocation

The acquisition method of accounting is used to account for all acquisitions. Under this method, assets acquired and liabilities assumed of the Company are measured at fair value for financial reporting purposes. In estimating the fair value of an asset or a liability, the Company uses market-observable data to the extent it is available. Where Level 1 inputs are not available, the Company estimates the fair value of an asset or a liability by converting future amounts (e.g. cash flows or income and expenses) to a single current (i.e. discounted) amount.

Management applied judgement in estimating the fair value of certain identifiable assets acquired, which involved the use of estimates and assumptions, including the timing and amounts of cash flow projections and discount rates, as applicable.